EXHIBIT 24.1
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, County of San Diego, State of California, on _______________, 1996.

                                 SYNBIOTICS CORPORATION

                                 By:
                                    -----------------------------------------
                                    Kenneth M. Cohen
                                    President and Chief Executive Officer

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth M. Cohen and Michael K. Green, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement related to this Registration Statement and filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      Signature                     Title                      Date
- ---------------------   ------------------------------   ----------------

                           Chief Executive Officer       __________, 1996
- ---------------------   (Principal Executive Officer)
Kenneth M. Cohen

                         Vice President--Finance and     __________, 1996
- ---------------------      Chief Financial Officer
Michael K. Green        (Principal Financial Officer)


- ---------------------      Corporate Controller and      __________, 1996
                                    Chief
Keith A. Butler              Accounting Officer


                            Chairman of the Board        __________, 1996
- ---------------------
Donald E. Phillips

                                   Director              __________, 1996
- ---------------------
Patrick Owen Burns

                                   Director              __________, 1996
- ---------------------
James C. DeCesare

                                   Director              __________, 1996
- ---------------------
M. Blake Ingle

                                   Director              __________, 1996
- ---------------------
Robert J. Kunze